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                                                                      Exhibit 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration
Statements Form S-3 No. 333-95005 and Form S-8 Nos. 333-57875 and 333-87127 of our report dated January 27, 2000, with respect to the consolidated financial statements of Neurocrine Biosciences, Inc. included in its Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 1999.


                                   /s/ Ernst & Young LLP

San Diego, California
November 29, 2000